UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2019

Pentair plc

(Exact name of registrant as specified in its charter)

Ireland	001-11625	98-1141328
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Regal House, 70 London Road, Twickenham, London, TW13QS United Kingdom
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 44-74-9421-6154

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, nominal value $0.01 per share	PNR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

Emerging growth company           ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01                                  Other Events.

On June 12, 2019, Pentair plc (the “Company”), Pentair Finance S.à r.l. (“Pentair Finance”) and Pentair Investments Switzerland GmbH (“Pentair Investments”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, BofA Securities, Inc. and Citigroup Global Markets Inc. as representatives of the several underwriters listed therein (the “Underwriters”), pursuant to which Pentair Finance agreed to sell, and the Underwriters agreed to purchase, subject to the terms and conditions set forth therein, $400 million aggregate principal amount of Pentair Finance’s 4.500% Senior Notes due 2029 (the “Notes”), in a public offering (the “Offering”). The Notes are fully and unconditionally guaranteed as to payment of principal and interest by the Company and Pentair Investments. The Offering is expected to close on June 21, 2019.

The Notes are registered under the Securities Act of 1933, as amended, pursuant to a Registration Statement on Form S-3 (Registration No. 333-231828) that the Company, Pentair Finance and Pentair Investments filed with the Securities and Exchange Commission (the “SEC”) on May 30, 2019. The Company is filing the Underwriting Agreement as part of this Current Report on Form 8-K for purposes of such Registration Statement. The description of the Underwriting Agreement set forth above is qualified by reference to the Underwriting Agreement filed as Exhibit 1.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits.

(a)                                 Financial Statements of Business Acquired

Not applicable.

(b)                              Pro Forma Financial Information

Not applicable.

(c)                               Shell Company Transactions

Not applicable.

(d)                                 Exhibits

The following exhibit is filed herewith:

Exhibit Index

Exhibit Number	Description

1.1

Underwriting Agreement, dated June 12, 2019, among Pentair plc, Pentair Finance S.à r.l. and Pentair Investments Switzerland GmbH, and J.P. Morgan Securities LLC, BofA Securities, Inc. and Citigroup Global Markets Inc. as representatives of the several underwriters listed therein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, on June 13, 2019.

PENTAIR PLC
Registrant

By:	/s/ Karla C. Robertson
Karla C. Robertson
Executive Vice President, General Counsel and Secretary